UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22499

NXG NextGen Infrastructure Income Fund
(Exact name of registrant as specified in charter)

4925 Greenville Avenue, Suite 1310

Dallas, TX 75206
(Address of principal executive offices) (Zip code)

John Musgrave

4925 Greenville Avenue, Suite 1310

Dallas, TX 75206
(Name and address of agent for service)

214-692-6334

Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: May 31, 2026

Item 1. Reports to Stockholders.

(a)

NXG | INVESTMENT MANAGEMENT

Semi-Annual Report

May 31, 2026

NXG NextGen Infrastructure Income Fund

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports are no longer sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports are made available on the Fund's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge by contacting your financial intermediary or, if you invest directly with the Fund, calling 800-236-4424 to let the Fund know of your request. Your election to receive shareholder reports in paper will apply to all funds held in your account.

www.nxgim.com

Table of Contents

Shareholder Letter (Unaudited)	1
Hypothetical Growth of a $10,000 Investment (Unaudited)	6
Key Financial Data (Supplemental Unaudited Information)	7
Allocation of Portfolio Assets (Unaudited)	8
Schedule of Investments (Unaudited)	9
Statement of Assets & Liabilities (Unaudited)	12
Statement of Operations (Unaudited)	13
Statements of Changes in Net Assets	14
Statement of Cash Flows (Unaudited)	15
Financial Highlights	16
Notes to Financial Statements (Unaudited)	17
Additional Information (Unaudited)	27
Board Approval of Investment Management (Unaudited)	31

NXG NextGen Infrastructure Income Fund Shareholder Letter (Unaudited)

Dear Fellow Shareholder,

For the six-month fiscal period ended May 31, 2026 (the “period”), The NXG NextGen Infrastructure Income Fund (the “Fund”) delivered a Net Asset Value Total Return (equal to the change in net asset value (“NAV”) per share plus reinvested cash distributions from underlying Fund investments during the period) of 32.47%, versus a total return of 11.34% for the S&P 500® Index (Total Return) (“S&P 500”). The Fund’s Share Price Total Return (equal to the change in market price per share plus reinvested cash distributions from underlying Fund investments paid during the period) was 22.62% for the period and differed from the Net Asset Value Total Return due to fluctuations in the discount of share price to NAV. The Fund’s shares traded at a 7.82% discount to NAV as of the end of the period, compared to a 0.40% discount at the end of the Fund’s last fiscal year and a 2.30% premium as of May 31, 2025.

Market and Themes Overview

The Fund invests along four main themes:

●	Clean & Sustainable Infrastructure – Renewable energy, sustainable, and water

●	Communication & Technology Infrastructure – Data storage and information highway

●	Energy Infrastructure – Power generation and transmission and midstream energy

●	Industrial Infrastructure – Freight transportation, ports and airports, and engineering

A central theme of the period, in our opinion, was a strengthening market view of midstream energy infrastructure as hard assets tied to several forms of scarcity: reliable natural gas supply, secure export capacity, power availability, and physical logistics.

However, that view developed against a difficult starting point. West Texas Intermediate crude oil had broken below $60 per barrel and tested the mid-$50s by December, pressured by expectations of a 2026 supply surplus, record U.S. production, and a geopolitical risk premium that faded as Russia-Ukraine peace talks advanced. Natural gas moved the other way, touching a multi-year high in December on demand from data centers and liquefied natural gas (LNG) export facilities. The split widened an already large valuation gap, with natural gas-oriented infrastructure carrying a premium for visible, contracted growth while liquids-oriented names traded at a three-to-four-turn EV/EBITDA discount on fears that sub-$60 crude oil would eventually reduce rig counts and volumes.

The period changed abruptly in March, when a joint U.S.-Israeli campaign against Iran, Operation Epic Fury, sharply curtailed traffic through the Strait of Hormuz, a conduit for roughly a fifth of global crude oil and LNG trade. As several critical Middle East producers declared force majeure, crude oil moved above $100 per barrel by mid-March, and even the largest coordinated strategic reserve release in the history of the International Energy Agency provided only partial relief.

Natural gas markets faced their own reliability test. Winter Storm Fern froze a meaningful share of U.S. output in January, reinforcing the value of storage, location, and pipeline connectivity. The disruption at Qatar’s Ras Laffan complex resulting from an Iranian attack and the Strait of Hormuz closure then put roughly a fifth of global LNG supply at risk, sending European and Asian benchmarks meaningfully higher and adding support for long-term contracting with reliable U.S. LNG exporters.

Outside of the geopolitical shocks, AI-driven electricity demand continued to emerge as a structural growth driver for energy infrastructure. Hyperscalers announced additional large data-center investments, and midstream operators reported rising natural gas demand for capacity to serve utilities, grid-connected projects, and behind-

the-meter generation. Data centers require more than chips and software; they require reliable power, natural gas supply, cooling, and land. In markets where grid interconnection queues stretch for years, natural gas-fired generation connected to existing or expandable pipeline systems can be one of the fastest paths to dependable power. In our view, that made natural gas infrastructure a central part of the AI buildout, not a distant beneficiary.

The improving fundamental backdrop was also visible in first-quarter results reported during the period, which delivered one of the sector’s best earnings beats in years. Roughly two-thirds of our midstream energy coverage either raised 2026 EBITDA guidance or indicated they were tracking ahead of plan, an unusual level of confidence this early in the year.

The midstream sector has also continued to fund growth while returning capital, a combination that would have been difficult in prior cycles. Although sector-wide capital spending has increased materially since 2021, returns on invested capital have held up and leverage remains generally conservative. Across the Alerian Midstream Energy Index, companies have repurchased a record amount of equity over the last year, and the vast majority of the index increased dividends. Unlike prior capital spending cycles, this buildout has been concentrated in demand-pull projects tied to LNG exports, natural gas-fired utility-scale power, off-grid data center power generation, and constrained basins rather than speculative supply-push projects.

The sector’s gains for the period were front-loaded, with energy the best-performing S&P 500 sector through February before the war turned a clear leadership trend into a more uneven trade. Midstream equities gained little over the final two months of the period, lagging the impressive AI-fueled performance of the broader market, which rallied to new all-time highs.

Stocks continued to trade partly on the path of crude oil prices and the conflict, even as the underlying fundamentals improved. In our view, the period strengthened the case for U.S. midstream infrastructure. Fundamental drivers improved across energy security, Permian natural gas and natural gas liquids (NGL) development, LNG and liquefied petroleum gas (LPG) exports, and natural gas-fired power demand. Investors increasingly favored hard assets with durable cash flows, while companies continued to fund growth, maintain conservative balance sheets, and return capital to shareholders.

Expanding on the AI theme referenced earlier, the period also saw artificial intelligence complete a transition from equity market theme to macro-relevant investment cycle, with an analysis by the Bank for International Settlements estimating that AI-related investment had contributed approximately one percentage point to U.S. real GDP growth in 2025 — a figure that moved the conversation from market narrative to macroeconomic signal.

Late 2025 and early 2026 projections placed hyperscaler AI-related capital spending above $360 billion for 2025, with 2026 commitments higher still. The figures gave the buildout a forward visibility that had previously been absent, and the narrative shifted accordingly — from expectations of large AI infrastructure spending to recognition that a significant capital investment cycle was already underway, with concrete project announcements across the major platforms anchoring that view.

Alongside the capex buildout, power availability emerged as a binding constraint on where AI clusters could be built. Utilities and grid equipment firms were increasingly treated as AI-adjacent secular growth exposures rather than purely defensive yield assets, as incremental data center electricity demand became a material driver of their long-term earnings outlook — placing energy infrastructure at the intersection of two investment themes that had previously traded independently.

Less visible in price action but recurring in research was the IT services and data infrastructure layer. Analytics firms, data bureaus, and integration providers were identified as critical enablers of enterprise AI adoption at scale. The gap between where the narrative placed these businesses and where valuations had moved left them as a potential opportunity, particularly within mid- and small-cap AI exposure.

The period, taken as a whole, reinforced a view that the most durable investment themes were converging rather than competing. Artificial intelligence drove an infrastructure spending cycle of unusual scale and visibility, and that cycle created direct and measurable demand for natural gas supply, power generation, and pipeline connectivity. Hard assets with contracted cash flows, conservative balance sheets, and exposure to structural demand growth — whether from LNG exports, power generation, or data center fuel supply — occupied an increasingly central place in framing equity positioning. The geopolitical disruptions of the period tested that thesis but did not break it; in several respects, they accelerated it.

Fund Performance and Strategy

For the period, the Fund delivered a 32.47% NAV total return. The largest positive subsector contributions came from a diverse group led by Engineering & Construction followed by Natural Gas Gatherers & Processors, Large Cap Diversified C-Corps, Fuel Cell Generation, and Cybersecurity. The largest negative subsector contributions came from Utilities and Industry Software.

Argan Inc (NYSE: AGX) and MasTec Inc (NYSE: MTZ) led the Engineering & Construction group. Natural Gas Gatherers & Processors were led by Targa Resources Corp (NYSE: TRGP) while Large Cap Diversified C-Corps contributions were more evenly distributed amongst the seven constituents. Bloom Energy Corp (NYSE: BE) drove Fuel Cell Generation and Palo Alto Networks Inc (NASDAQ: PANW) drove Cybersecurity. The negative subsector of Utilities was driven by independent power producers NRG Energy, Inc. (NYSE: NRG), Constellation Energy Corporation (NASDAQ: CEG), Talen Energy Corporation (NASDAQ: TLN), and Vistra Corporation (NYSE: VST). Industry Software’s negative contribution was fairly evenly distributed amongst MongoDB, Inc. (NASDAQ: MDB) and Snowflake Inc. (NYSE: SNOW).

The Fund had broad exposure to the Engineering & Construction group based on the expected benefit from the hyperscaler announcements referenced earlier. Announced project backlog increases and expectations of further increases driven by data center construction, pipeline construction, power generation and power line construction provided a robust backdrop for those businesses. Argan and MasTec’s leadership within the group during the period reflected that dynamic, with both companies reporting results and commentary that were consistent with the anticipated demand visibility.

The strongest contributors in the midstream subsectors of Natural Gas Gatherers & Processors and Large Cap Diversified C-Corps generally shared exposure to natural gas infrastructure, Permian and NGL growth, energy exports, and power availability for data centers and other large loads. Companies with gathering and processing footprints in prolific natural gas and NGL-rich basins benefited from producer activity that proved more resilient than crude-focused peers, while large diversified C-Corps with integrated export and transmission exposure captured the premium the market assigned to scale, balance sheet strength, and long-term contracted cash flows. In both cases, asset positioning rather than commodity price sensitivity was the primary driver of relative performance — a distinction that, in our view, reflects the maturing investment case for midstream as an infrastructure category rather than an energy price proxy.

With Bloom Energy, we believe the market was beginning to value dependable on-site power as a strategic bottleneck reliever for AI data centers and other large-load customers. Bloom announced a purchase agreement with an American Electric Power Co. subsidiary and an expanded relationship tied to Oracle’s New Mexico AI facility, reported first-quarter revenue that more than doubled year-over-year, and raised full-year guidance. The stock responded to the combination of visible demand, improving profitability, and a clearer role for fuel-cell systems in behind-the-meter power architecture.

Not all energy-adjacent equities shared in midstream’s relative resilience during the period. Independent power producers — Constellation Energy (Nasdaq: CEG), NRG Energy (NYSE: NRG), Talen Energy (Nasdaq: TLN), and Vistra (NYSE: VST) — faced meaningful headwinds as public sentiment toward data center proliferation shifted. Growing reticence around electricity prices, water consumption, and physical scale created a more complicated regulatory backdrop for generators with significant hyperscaler exposure, decoupling their performance from the AI infrastructure narrative that had driven them higher in prior periods. The underlying contracted relationships and earnings visibility of these businesses remained largely intact. In our view, this suggests the headwinds may be transitional rather than structural. The more probable path, in our view, is that solutions emerge — through improved efficiency, alternative cooling technologies, or more deliberate community engagement — that allow the benefits of AI infrastructure to be pursued while better addressing legitimate public concerns, a resolution that may ultimately represent a more durable re-rating opportunity than the initial AI enthusiasm that preceded it.

MongoDB and Snowflake each faced periods of volatility during the period, reflecting the broader uncertainty that characterized enterprise software valuations. Despite their roles as data infrastructure enablers for AI workloads, both were net negative contributors to the Fund, as the group struggled to translate the AI narrative into near-term earnings conviction.

Overall, the Fund benefited from owning companies tied to scarce power, natural gas infrastructure, and development supporting AI. We are pleased with the Fund’s absolute results for the period, but the contribution analysis reinforces the need to remain selective. The market is rewarding infrastructure scarcity, but not all exposure to that theme is equally attractive. We continue to favor companies with visible project backlogs, strong balance sheets, disciplined capital allocation, and exposure to bottlenecks in the infrastructure supply chain.

Leverage

The Fund’s investment strategy focuses on holding core positions in companies generating stable cash flows and long-term growth prospects. We also work diligently to manage the use of leverage for additional income and total return potential. This involves leveraging investments when the probabilities of positive total return are deemed to be skewed favorably. As the prices of the Fund’s investments increase or decline, there is a risk that the impact to the Fund’s NAV and total return will be negatively impacted by leverage, but this strategy is intended to have a positive impact over the longer term.

Average leverage for the period was 41% of managed assets, which compares to an average 35% leverage ratio in the comparable period from the prior fiscal year.

Closing

We enter the second half of the fiscal year with a constructive view. The period reinforced that demand growth is no longer dependent on a single macro variable. LNG exports, AI-driven power demand, electrification, industrial reshoring, and energy security concerns are increasing the value of infrastructure that can deliver reliable energy into constrained markets.

Capital allocation remains central to our long-term thesis. We believe the better operators are investing in growth within free cash flow, maintaining stronger balance sheets than in prior cycles, and continuing to return capital through dividends and buybacks. We believe that combination should remain attractive as investors continue to favor hard assets with durable cash flows and visible growth.

We remain highly confident in the long-term opportunity ahead and believe that the Fund’s infrastructure sectors have the potential to deliver sustained outperformance and meaningful value creation.

We truly appreciate your support and look forward to continuing to help you achieve your investment goals.

Sincerely,

John Musgrave
Chief Executive Officer ● President ● Chief Investment Officer ● Portfolio Manager

NXG INVESTMENT MANAGEMENT

The information provided herein represents the opinion of the Fund’s portfolio managers and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice. The opinions expressed are as of the date of this report and are subject to change.

The information in this report is not a complete analysis of every aspect of any market, sector, industry, security or the Fund itself. Statements of fact are from sources considered reliable, but the Fund makes no representation or warranty as to their completeness or accuracy. Discussions of specific investments or references to third-party forecasts of specific infrastructure projects are for illustration only and are not intended as recommendations of individual investments. Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings.

Past performance does not guarantee future results. Investment return, net asset value and common share market price will fluctuate so that you may have a gain or loss when you sell shares. Since the Fund is a closed-end management investment company, shares of the Fund may trade at a discount or premium from net asset value. This characteristic is separate and distinct from the risk that net asset value could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Fund cannot predict whether shares will trade at, above or below net asset value. The Fund should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

An investment in the Fund involves risks. Leverage creates risks which may adversely affect returns, including the likelihood of greater volatility of net asset value and market price of the Fund’s common shares. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.

The Fund will invest in energy companies, including Master Limited Partnerships (MLPs), which concentrate investments in the natural resources sector. Energy companies are subject to certain risks, including, but not limited to the following: fluctuations in the prices of commodities; the highly cyclical nature of the natural resources sector may adversely affect the earnings or operating cash flows of the companies in which the Fund will invest; a significant decrease in the production of energy commodities could reduce the revenue, operating income, operating cash flows of MLPs and other natural resources sector companies and, therefore, their ability to make distributions or pay dividends and a sustained decline in demand for energy commodities could adversely affect the revenues and cash flows of energy companies. Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including tax risks; the limited ability to elect or remove management or the general partner or managing member; limited voting rights and conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand. Damage to facilities and infrastructure of MLPs may significantly affect the value of an investment and may incur environmental costs and liabilities due to the nature of their business. Investors in MLP funds incur management fees from underlying MLP investments. Small- and mid-cap stocks are often more volatile and less liquid than large-cap stocks. Smaller companies generally face higher risks due to their limited product lines, markets, and financial resources. Funds that invest in bonds are subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner. High yield securities have speculative characteristics and present a greater risk of loss than higher quality debt securities. These securities can also be subject to greater price volatility. An investment in the Fund will involve tax risks, including, but not limited to: The portion, if any, of a distribution received by the Fund as the holder of an MLP equity security that is offset by the MLP’s tax deductions or losses generally will be treated as a return of capital to the extent of the Fund’s tax basis in the MLP equity security, which will cause income or gain to be higher, or losses to be lower, upon the sale of the MLP security by the Fund. Changes in tax laws, regulations or interpretations of those laws or regulations in the future could adversely affect the Fund or the energy companies in which the Fund will invest.

The potential tax benefits of investing in MLPs depend on them being treated as partnerships for federal income tax purposes. If the MLP is deemed to be a corporation then its income would be subject to federal taxation at the entity level, reducing the amount of cash available for distribution to the Fund which could result in a reduction of the Fund’s value.

The Fund incurs operating expenses, including advisory fees, as well as leverage costs. Investment returns for the Fund are shown net of fees and expenses.

The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The Alerian Midstream Energy Select Index is a capitalization-weighted index of North American energy infrastructure companies. Neither of these indices include fees or expenses. It is not possible to invest directly in an index.

Certain information contained herein may constitute “forward-looking” statements, which can be identified by the use of forward-looking terminology such as “may,” “will,” “should,” “expect,” “estimate,” or “believe” or other variations thereof. Such statements reflect various assumptions by NXG concerning anticipated trends or events, which may or may not occur. Due to various risks and uncertainties, actual events or results may differ materially from those reflected or contemplated in such forward-looking statements.

NXG NextGen Infrastructure Income Fund Hypothetical Growth of a $10,000 Investment (Unaudited)

AVERAGE ANNUAL RETURNS May 31, 2026
	1 Year	5 Year	10 Year
NXG NextGen Infrastructure Income Fund	55.04%	13.57%	8.64%

S&P Global Infrastructure Index	16.63%	10.30%	8.27%

Data for NXG NextGen Infrastructure Income Fund (the “Fund”) represents returns based on the change in the Fund’s net asset value assuming the reinvestment of all dividends and distributions. These returns differ from the total investment return based on market value of the Fund’s shares due to the difference between the Fund’s net asset value of its shares outstanding (See page 16 for total investment return based on market value). Past performance is no guarantee of future results.

The S&P Global Infrastructure Index is an unmanaged index of 75 companies around the world chosen to represent the infrastructure industry in three distinct clusters: energy, transportation and utilities. You cannot invest directly in an index.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares.

NXG NextGen Infrastructure Income Fund Key Financial Data (Supplemental Unaudited Information)

The information presented below regarding Distributable Cash Flow is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. Supplemental non-GAAP measures should be read in conjunction with our full financial statements.

	Period From December 1, 2025 through May 31, 2026	Fiscal Year Ended 11/30/25	Fiscal Year Ended 11/30/24	Fiscal Year Ended 11/30/23	Fiscal Year Ended 11/30/22	Fiscal Year Ended 11/30/21
FINANCIAL DATA
Total income from investments
Distributions and dividends received, net of foreign taxes withheld	$8,147,749	$10,375,802	$8,870,131	$9,878,217	$8,667,303	$9,924,383
Interest and other	181,590	342,662	268,665	878,205	1,047,575	1,061,057
Total income from investments	$8,329,339	$10,718,464	$9,138,796	$10,756,422	$9,714,878	$10,985,440
Adviser fee and operating expenses
Adviser fees, less expense waived by Adviser	$2,353,040	$2,956,437	$1,731,740	$1,645,272	$1,864,503	$1,894,568
Operating expenses (a)	742,713	1,345,167	2,898,173	792,592	778,446	735,891
Leverage costs	3,161,441	4,363,599	3,002,080	2,594,415	1,285,151	538,072
Total Adviser fees and operating expenses	$6,257,194	$8,665,203	$7,631,993	$5,032,279	$3,928,100	$3,168,531
Distributable Cash Flow (DCF) (b)	$2,072,145	$2,053,261	$1,506,803	$5,724,143	$5,786,778	$7,816,909
Distributions paid on common stock	$19,510,814	$27,900,728	$18,732,343	$10,241,388	$6,656,226	$6,656,226
Distributions paid on common stock per share	$3.24	$6.48	$6.48	$3.94	$2.56	$2.56
Distribution Coverage Ratio
Before Adviser fees and operating expenses	0.4x	0.4x	0.5x	1.1x	1.5x	1.7x
After Adviser fees and operating expenses	0.1x	0.1x	0.1x	0.6x	0.9x	1.2x
OTHER FUND DATA (end of period)
Total Assets, end of period	$695,062,467	$418,375,525	$233,163,712	$146,276,580	$194,194,289	$202,602,696
Unrealized appreciation	$197,703,089	$95,511,499	$66,523,599	$10,735,135	$5,288,776	$6,456,872
Short-term borrowings	$208,810,000	$131,810,000	$54,810,000	$36,810,000	$41,410,000	$56,410,000
Short-term borrowings as a percent of total assets	30%	32%	24%	25%	21%	28%
Net Assets, end of period	$462,211,291	$285,964,705	$177,964,351	$103,681,589	$142,434,269	$138,537,314
Net Asset Value per common share	$63.04	$50.52	$51.30	$39.85	$54.75	$53.25
Market Value per share	$58.11	$50.31	$53.44	$31.97	$42.53	$45.02
Market Capitalization	$426,072,225	$284,780,039	$185,380,815	$83,176,797	$110,650,896	$117,129,164
Shares Outstanding	7,332,167	5,660,506	3,468,952	2,601,714	2,601,714	2,601,714

(a)	Excludes expenses related to capital raising.
(b)	“Net Investment Income” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow: increased by the return of capital on MLP distributions.

NXG NextGen Infrastructure Income Fund Allocation of Portfolio Assets(1) (Unaudited) May 31, 2026 (Expressed as a Percentage of Total Investments)

Utilities(2)	23.1%
Engineering & Construction(2)	21.4%
Large Cap Diversified C Corps(2)(3)	8.5%
Cybersecurity(2)	7.7%
Natural Gas Gatherers & Processors(2)	5.6%
Large Cap MLP(3)	5.6%
Natural Gas Transportation & Storage(2)	4.0%
Other Renewable Generation(2)	3.5%
Electrical Power Equipment(2)	3.3%
Solar Equipment(2)	2.8%
Cloud Services (2)	2.8%
Satellites (2)	1.9%
Water Midstream(2)	1.6%
Data Centers(4)	1.4%
Short-Term Investments	1.4%
Industry Software(2)	1.3%
Upstream(2)	1.1%
Oilfield Services(2)	1.0%
Cryptocurrency Miners(2)	0.9%
Environmental Services(2)	0.4%
Upstream MLP(3)	0.4%
Fuels Distribution(2)	0.3%
100.0%

(1)	Fund holdings and sector allocations are subject to change and there is no assurance that the Fund will continue to hold any particular security.
(2)	Common Stock
(3)	Master Limited Partnerships and Related Companies
(4)	Real Estate Investment Trusts
(5)	Fixed Income

NXG NextGen Infrastructure Income Fund
Schedule of Investments (Unaudited)	May 31, 2026

Common Stock — 125.7%	Shares	Fair Value
Cloud Services — 3.9%
DigitalOcean Holdings Inc(1)(3)	115,000	$17,934,250

Cryptocurrency Miners — 1.2%
IREN Ltd(2)(3)	90,000	5,718,600

Cybersecurity — 10.8%
Crowdstrike Holdings Inc(1)(3)	30,000	21,930,000
Palo Alto Networks Inc(3)	44,500	12,535,205
Cloudflare Inc(1)(3)	63,000	15,234,660
		49,699,865
Electrical Power Equipment — 4.5%
GE Vernova, Inc.	22,000	21,303,040

Engineering & Construction — 29.9%
Argan Inc	34,000	22,678,680
Dycom Industries Inc(3)	43,000	21,930,000
MasTec Inc(3)	58,000	21,945,460
Primoris Services Corporation(1)	185,000	23,269,300
Quanta Services, Inc.	31,000	22,063,630
Solv Energy Inc.(3)	380,000	13,501,400
Sterling Infrastructure Inc.(3)	15,000	12,912,600
		138,301,070
Environmental Services — 0.6%
Ecolab Inc	10,000	2,560,000

Fuels Distribution — 0.4%
Arko Corp	262,235	2,034,943

Industry Software — 1.8%
Snowflake Inc	34,000	8,688,700

Large Cap Diversified C Corps. — 10.3%
Cheniere Energy, Inc.	20,000	4,497,200
Kinder Morgan, Inc.	277,000	8,609,160
Oneok, Inc.	179,000	15,025,260
Pembina Pipeline Corporation(2)	69,000	3,211,950
TC Energy Corp(2)	110,000	7,328,200
Williams Companies, Inc.	126,000	8,995,140
		47,666,910
Natural Gas Gatherers & Processors — 7.8%
DT Midstream, Inc.	90,000	12,598,200
Kinetik Holdings, Inc.	306,000	14,060,700
Western Midstream Partners, L.P.	223,000	9,560,010
		36,218,910

See Accompanying Notes to the Financial Statements.

NXG NextGen Infrastructure Income Fund
Schedule of Investments (Unaudited)	May 31, 2026 — (Continued)

Common Stock — (Continued)	Shares	Fair Value
Natural Gas Transportation & Storage — 5.6%
Antero Midstream Corporation	201,000	$4,212,960
Excelerate Energy Inc	100,000	3,294,000
Targa Resources Corp	72,000	18,365,040
		25,872,000
Oilfield Services — 1.4%
Solaris Energy Infrastructure(1)	90,000	6,258,600
		6,258,600
Other Renewable Generation — 4.9%
Bloom Energy Corporation(3)	80,000	22,800,000

Satellites — 2.6%
Iridium Communications Inc	236,000	12,220,080

Solar Equipment — 3.9%
NEXTracker Inc(3)	115,000	17,986,000

Upstream — 1.6%
EagleRock Land LLC	323,000	7,199,670

Utilities — 32.3%
American Electric Power Co Inc	70,000	8,866,900
Constellation Energy Corporation	79,000	22,732,250
Dominion Energy Inc	80,000	5,355,200
Duke Energy Corp	74,000	9,082,020
Entergy Corp	125,000	13,631,250
NextEra Energy Inc(1)	33,000	2,871,330
NRG Energy Inc	165,000	22,123,200
Southern Co/The	99,000	9,112,950
Talen Energy Corp(3)	60,000	23,208,000
Vistra Corporation	144,000	23,073,120
WEC Energy Group Inc	82,000	9,106,100
		149,162,320
Water Midstream — 2.2%
Select Water Solutions Inc	300,000	5,379,000
WaterBridge Infrastructure LLC	160,000	4,680,000
		10,059,000

Total Common Stocks (Cost $403,413,110)		$581,683,958

See Accompanying Notes to the Financial Statements.

NXG NextGen Infrastructure Income Fund
Schedule of Investments (Unaudited)	May 31, 2026 — (Continued)

Master Limited Partnerships and Related Companies — 10.0%	Units	Fair Value
Large Cap Diversified C Corps — 1.6%
Plains GP Holdings, L.P.	295,000	$7,183,250

Large Cap MLP — 7.8%
Energy Transfer, L.P.	911,999	17,483,029
Enterprise Prods Partners, L.P.	150,000	5,518,500
MPLX, L.P.	238,000	$13,006,700
		36,008,229
Upstream MLP — 0.6%
TXO Energy Partners, L.P.	201,000	2,556,720

Total MLP Investments and Related Companies (Cost $22,033,804)		$45,748,199

Real Estate Investment Trusts — 1.9%	Shares
Data Centers — 1.9%
Digital Realty Trust Inc	47,000	$8,930,000

Total Real Estate Investment Trusts (Cost $8,279,471)		$8,930,000

Fixed Income — 0.0%	Principal Amount
Exploration & Production — 0.0%
Sanchez Energy Corporation, 6.125%, due 01/15/2050(1)(4)	5,000,000	$—

Total Fixed Income (Cost $4,932,683)		$—

Short-Term Investments - Investment Companies — 2.0%	Shares
First American Government Obligations Fund - Class X, 3.60%(1)(5)	4,422,958	$4,422,958
First American Treasury Obligations Fund - Class X, 3.60%(1)(5)	4,422,958	4,422,958
Total Short—Term Investments - Investment Companies (Cost $8,845,916)		$8,845,916

Total Investments — 139.6% (Cost $447,504,984)		$645,208,073
Liabilities in Excess of Other Assets — (39.6)%		(182,996,782)
Net Assets Applicable to Common Stockholders — 100.0%		$462,211,291

(1)	All or a portion of these securities are held as collateral pursuant to the loan agreements.

(2)	Foreign issued security. Foreign concentration is as follows: Canada 2.28% and Australia 1.24%.

(3)	No distribution or dividend was made during the period ended May 31, 2026. As such, it is classified as a non-income producing security as of May 31, 2026.

(4)

Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” These securities have been deemed to be liquid by the Fund’s adviser under the supervision of the Board of Trustees. As of May 31, 2026, the value of these investments was $0 or 0.00% of total net assets.

(5)	Rate reported is the current yield as of May 31, 2026.

See Accompanying Notes to the Financial Statements.

NXG NextGen Infrastructure Income Fund Statement of Assets & Liabilities (Unaudited) May 31, 2026

Assets
Investments, at fair value (cost $447,504,984)	$645,208,073
Receivable for investments sold	48,137,573
Distributions and dividends receivable	999,761
Prepaid offering costs	327,678
Prepaid expenses and other receivables	389,382
Total assets	695,062,467
Liabilities
Short-term borrowings	208,810,000
Payable to Adviser, net of waiver	539,656
Distributions and dividends payable	61,951
Payable for investments purchased	22,535,528
Accrued interest expense	699,043
Accrued expenses and other liabilities	204,998
Total liabilities	232,851,176
Net assets applicable to common stockholders	$462,211,291
Components of Net Assets
Capital stock, $0.001 par value; 7,332,167 shares issued and outstanding (unlimited shares authorized)	$7,332
Additional paid-in capital	304,932,278
Accumulated net gains	157,271,681
Net assets applicable to common stockholders	$462,211,291
Net asset value per common share outstanding (net assets applicable to common shares divided by common shares outstanding)	$63.04

See Accompanying Notes to the Financial Statements.

NXG NextGen Infrastructure Income Fund Statement of Operations (Unaudited) Period From December 1, 2025 through May 31, 2026

Investment Income
Distributions and dividends received, net of foreign taxes withheld of $65,601	$8,147,749
Less: return of capital on distributions	(3,875,732)
Distributions and dividend income	4,272,017
Interest income	181,590
Total Investment Income	4,453,607
Expenses
Adviser fees	2,941,300
Offering fees	344,397
Trustees’ fees	118,706
Administrator fees	100,501
Professional fees	85,877
Reports to stockholders	29,747
Insurance expense	23,616
Registration fees	16,378
Custodian fees and expenses	11,766
Transfer agent fees	10,314
Fund accounting fees	1,411
Total Expenses before Interest Expense	3,684,013
Interest expense	3,161,441
Total Expenses	6,845,454
Less: expense waived by Adviser	(588,260)
Net Expenses	6,257,194
Net Investment Loss	(1,803,587)
Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments	(9,849,795)
Net realized gain on options	12,262,880
Net realized gain on investments and options	2,413,085
Net change in unrealized appreciation/depreciation of investments	102,191,608
Net Realized and Unrealized Gain on Investments	104,604,693
Net Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	$102,801,106

See Accompanying Notes to the Financial Statements.

NXG NextGen Infrastructure Income Fund Statements of Changes in Net Assets

	Period From December 1, 2025 through May 31, 2026 (Unaudited)	Fiscal Year Ended November 30, 2025
Operations
Net investment loss	$(1,803,587)	$(1,861,991)
Net realized gain on investments and options	2,413,085	11,426,975
Net change in unrealized appreciation/depreciation of investments	102,191,608	29,228,124
Net increase in net assets applicable to common stockholders resulting from operations	102,801,106	38,793,108
Distributions and Dividends to Common Stockholders
Distributable earnings	—	(2,139,874)
Return of capital	(19,510,814)	(25,760,854)
Total distributions and dividends to common stockholders	(19,510,814)	(27,900,728)
Capital Share Transactions
Issuance of 1,291 and 7,102 common shares from reinvestment of distributions to stockholders, respectively	61,983	333,090
Proceeds from issuance of 1,539,655 and 1,414,904 shares in connection with exercising a rights offering	86,290,655	61,362,505
Proceeds from issuance of 130,715 and 769,548 shares in connection with exercising a shelf offering	6,603,656	35,412,379
Net increase in net assets applicable to common stockholders from capital share transactions	92,956,294	97,107,974
Total increase in net assets applicable to common stockholders	176,246,586	108,000,354
Net Assets
Beginning of period	285,964,705	177,964,351
End of period	$462,211,291	$285,964,705

See Accompanying Notes to the Financial Statements.

NXG NextGen Infrastructure Income Fund Statement of Cash Flows (Unaudited) Period From December 1, 2025 through May 31, 2026

OPERATING ACTIVITIES
Net Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	$102,801,106
Adjustments to reconcile net increase in the net assets applicable to common stockholders resulting from operations to net cash used in operating activities
Net change in unrealized appreciation/depreciation of investments	(102,191,608)
Purchases of investments	(1,043,039,393)
Proceeds from sales of investments	353,946,691
Proceeds from option transactions, net	569,026,339
Return of capital on distributions and dividends	3,875,732
Net realized gain on sales of investments and options	(2,413,085)
Net purchases of short-term investments	(6,820,346)
Changes in operating assets and liabilities
Receivable for investments sold	(48,137,573)
Distributions and dividends receivable	(739,908)
Prepaid offering costs	148,759
Prepaid expenses and other receivables	(342,550)
Payable to Adviser, net of waiver	192,063
Payable for investments purchased	22,535,528
Accrued interest expense	692,680
Accrued expenses and other liabilities	15,981
Net cash used in operating activities	(150,449,584)
FINANCING ACTIVITIES
Proceeds from borrowing facility	142,000,000
Repayment of borrowing facility	(65,000,000)
Common stock issuance	92,894,311
Distributions and dividends paid to common stockholders	(19,444,727)
Net cash provided by financing activities	150,449,584
CHANGE IN CASH AND CASH EQUIVALENTS	—
CASH AND CASH EQUIVALENTS:
Beginning of period	—
End of period	$—
SUPPLEMENTAL DISCLOSURE OF CASH FLOW AND NON-CASH INFORMATION
Interest paid	$2,468,761
Issuance of shares from re-investment of distributions	$61,983

See Accompanying Notes to the Financial Statements.

NXG NextGen Infrastructure Income Fund Financial Highlights

	Period From December 1, 2025 through May 31, 2026 (Unaudited)	Fiscal Year Ended November 30, 2025	Fiscal Year Ended November 30, 2024	Fiscal Year Ended November 30, 2023	Fiscal Year Ended November 30, 2022	Fiscal Year Ended November 30, 2021
Per Common Share Data (1)
Net Asset Value, beginning of period	$50.52	$51.30	$39.85	$54.75	$53.25	$45.87
Income from Investment Operations:
Net investment income (loss)	(0.30)	(0.43)	(0.63)	0.21	(0.06)	0.70
Net realized and unrealized gain (loss) on investments	16.06	6.13	18.56	(11.17)	4.12	9.24
Total increase (decrease) from investment operations	15.76	5.70	17.93	(10.96)	4.06	9.94
Less Distributions to Common Stockholders:
Net investment income	—	(0.50)	(0.62)	(2.18)	—	—
Net realized gain	—	—	—	—	—	—
Return of capital	(3.24)	(5.98)	(5.86)	(1.76)	(2.56)	(2.56)
Total distributions to common stockholders	(3.24)	(6.48)	(6.48)	(3.94)	(2.56)	(2.56)
Net Asset Value, end of period	$63.04	$50.52	$51.30	$39.85	$54.75	$53.25
Per common share fair value, end of period	$58.11	$50.31	$53.44	$31.97	$42.53	$45.02
Total Investment Return Based on Fair Value (2)	22.62%	7.93%	96.31%	(16.38)%	0.34%	33.40%
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$462,211	$285,965	$177,964	$103,682	$142,434	$138,537
Ratio of expenses to average net assets after waiver (3)	3.81%	4.16%	4.81%	4.15%	2.88%	2.25%
Ratio of net investment income (loss) to average net assets before waiver	(1.46)%	(1.24)%	(1.82)%	0.10%	(0.46)%	0.95%
Ratio of net investment income (loss) to average net assets after waiver	(1.10)%	(0.89)%	(1.48)%	0.44%	(0.12)%	1.29%
Portfolio turnover rate	194.63%	76.39%	127.04%	251.22%	124.56%	125.80%
Total borrowings outstanding (in thousands)	$208,810	$131,810	$54,810	$36,810	$41,410	$56,410
Asset coverage, per $1,000 of indebtedness(4)	$3,214	$3,170	$4,247	$3,817	$4,440	$3,456

(1)	Information presented relates to a common share outstanding for the entire period.
(2)	The calculation assumes reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(3)

The ratio of expenses to average net assets before waiver was 4.16%, 4.51%, 5.14%, 4.49%, 3.22%, and 2.59% for period ended May 31, 2026 and fiscal years ended November 30, 2025, 2024, 2023, 2022, and 2021, respectively.

(4)	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total borrowings.

See Accompanying Notes to the Financial Statements.

NXG NextGen Infrastructure Income Fund Notes to Financial Statements (Unaudited) May 31, 2026

1. Organization

NXG NextGen Infrastructure Income Fund (the “Fund”) was formed as a Delaware statutory trust on November 16, 2010, and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is managed by Cushing® Asset Management, LP, d/b/a NXG Investment Management (the “Adviser”). The Fund’s investment objective is to seek a high total return with an emphasis on current income. The Fund commenced operations on September 25, 2012. The Fund’s common shares are listed on the New York Stock Exchange (the “Exchange”) under the symbol “NXG.”

The Fund represents a single operating segment. An operating segment is defined in U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s President is the CODM. The CODM monitors the operating results of the Fund as a whole and the pre-determined Fund’s long term investment strategy, which is executed by the portfolio management group. The qualitative and quantitative information contained within the financial statements is used by the CODM to assess the segment’s performance versus the Portfolios’ comparative benchmark and to make resource allocation decisions. Segment assets are reflected on the Statement of Assets and Liabilities and segment expenses are listed on the Statement of Operations.

2. Significant Accounting Policies

A. Use of Estimates

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946, Financial Services - Investment Companies, which is part of U.S. Generally Accepted Accounting Principles.

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation

The Board of Trustees has designated the Adviser as the “valuation designee” for the Fund pursuant to Rule 2a-5 under the 1940 Act. The valuation designee is responsible for making fair value determinations pursuant to valuation policies and procedures adopted by the Adviser and the Fund (the “Valuation Policy”). A committee of voting members comprised of senior personnel of the Adviser considers various pricing issues and establishes fair valuations of portfolio securities and other instruments held by the Fund in accordance with the Valuation Policy (the “Valuation Committee”). The Adviser as valuation designee is subject to monitoring and oversight by the Board of Trustees. As a general principle, the fair value of a portfolio instrument is the amount that an owner might reasonably expect to receive upon the instrument’s current sale. A range of factors and analysis may be considered when determining fair value, including relevant market data, interest rates, credit considerations and/or issuer specific news. The Valuation Committee may consult with and receive input from third parties and will utilize a variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity, rating, indications of value from security dealers, evaluations of anticipated cash flows or collateral, spread over U.S. Treasury obligations, and other information and analysis. In addition, the Valuation Committee may consider valuations provided by valuation firms retained to assist in the valuation of certain of the Fund’s investments. Fair valuation involves subjective judgments. While the Fund’s use of fair valuation is intended to result in calculation of net asset value that fairly reflects values of the Fund’s portfolio securities as of the time of pricing, the Fund cannot guarantee that any fair valuation will, in fact, approximate the amount the Fund would actually realize upon the sale of the securities in question. It is possible that the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

The valuation designee uses the following valuation methods to determine fair value as either fair value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to the Valuation Policy. The valuation of the portfolio securities of the Fund currently includes the following processes:

(i)

The market value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded except those listed on the NASDAQ Global Market®, NASDAQ Global Select Market® and the NASDAQ Capital Market® exchanges (collectively, “NASDAQ”). Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If no sale is reported on that date, the security will be valued at the last reported bid price. If the Valuation Committee determines that price is not representative of the actual market price, the Valuation Committee may determine the fair value of the security.

(ii)

Securities not traded on a U.S. exchange or NASDAQ and foreign securities that are traded on foreign exchanges whose operations are similar to the U.S. over-the-counter market will be valued at prices supplied by a pricing service. If the Valuation Committee determines that price is not representative of the actual market price, the Valuation Committee may determine the fair value of the security.

(iii)

Debt securities will be valued based on evaluated mean prices by an outside pricing service that employs a pricing model that takes into account bids, yield spreads, and/or other market data and specific security characteristics (e.g., credit quality, maturity and coupon rate). If a price cannot be obtained from pricing services, quotes from market makers or brokers may be used. When possible, more than one market maker or broker should be utilized and the mean of bid and ask prices should be used.

(iv)

Private Placements in Public Entities (“PIPES”) will be valued using the price of the publicly traded common stock as a baseline, deducting the discount realized on the original purchase and amortizing the difference over the restricted period.

(v)

Listed options on debt or equity securities are valued at the last sale price or, if there are no trades for the day, the mean of the closing bid price and ask price. Unlisted options on debt or equity securities are valued based upon their composite bid prices if held long, or their composite ask prices if held short. Futures are valued at the settlement price. Premiums for the sale of options written by an investment company registered under the 1940 Act (a “Registered Fund”) will be included in the assets of such Registered Fund, and the market value of such options will be included as a liability.

(vi)

For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are as of the close of regular trading on the Exchange each day the Exchange is open for trading (or earlier as may be specified by the Registered Fund) and translated into U.S. dollar equivalents at the current prevailing market rates as quoted by a pricing service.

(vii)

Foreign securities are valued using “fair value factors”. Fair value factors consider daily trade activity and price changes for depositary receipts, exchange-traded funds, index futures, foreign currency exchange activity, or other relevant market data.

(viii)	Over-the-counter options on foreign securities and currencies are fair valued by obtaining the “last available bid” from a single dealer that is either the writer or purchaser of the option.

(ix)	Swaps will be valued using market-based prices provided by pricing services or broker-dealer bid counterparty quotations.

(x)

Whenever trading in a listed security held in a portfolio is temporarily suspended, halted or delisted from an exchange, the security may be priced using the last closing price for a period of up to 5 business days. The Valuation Committee will continue to monitor the security during this period and, if there is a belief that the last closing price does not reflect the fair value of such security, then the value of such security will be determined by the Valuation Committee based on factors the Valuation Committee deems relevant. Whenever any such valuation determination is made, the Valuation Committee will monitor the market and other sources of information available to it in order to ascertain whether any change in circumstance would suggest a change in the value so determined.

The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount, if any, is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the fair value of the short positions. Subsequent fluctuations in market prices of securities sold short may require purchasing the securities at prices which may differ from the fair value reflected on the Statement of Assets and Liabilities. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized under the termination of a short sale. The Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially more than the last quoted price. The Fund is liable for any distributions and dividends (collectively referred to as “Distributions”) paid on securities sold short and such amounts, if any, would be reflected as Distribution expense in the Statement of Operations. The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer. The Fund also will be required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current fair value of the securities sold short.

C. Security Transactions, Investment Income and Expenses

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a high cost basis. Interest income is recognized on an accrual basis, including amortization of premiums and accretion of discounts. Distributions are recorded on the ex- dividend date. Distributions received from the Fund’s investments in master limited partnerships (“MLPs”) and real estate investment trusts (“REITs”) generally are comprised of ordinary income, capital gains and return of capital. The Fund records investment income on the ex-date of the distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the distribution income received. Such estimates are based on historical information available from each MLP and REIT and other industry sources. These estimates may subsequently be revised based on information received from the MLPs and REITs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

The Fund estimates the allocation of investment income and return of capital for the distributions received from its portfolio investments within the Statement of Operations. For the period ended May 31, 2026, the Fund has estimated approximately 48% of the distributions from its portfolio investments to be return of capital.

Expenses are recorded on an accrual basis.

D. Distributions to Shareholders

The Fund’s distributions may include a return of capital to shareholders to the extent that distributions are in excess of the Fund’s net investment income and net capital gains, determined in accordance with U.S. federal income tax regulations. Distributions that are treated for U.S. federal income tax purposes as a return of capital will reduce each shareholder’s basis in his or her shares and, to the extent the return of capital exceeds such basis, will be treated as a gain to the shareholder from a sale of shares. Returns of shareholder capital may have the effect of reducing the Fund’s assets and increasing the Fund’s expense ratio.

For the fiscal year ended November 30, 2025, the Fund’s distributions were 8%, or $2,139,874, ordinary income and 92%, or $25,760,854, return of capital.1 The final character of distributions paid for the period ended May 31, 2026 will be determined in early 2027.

E. Federal Income Taxation

The Fund intends to qualify each year for special tax treatment afforded to a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (“IRC”). In order to qualify as a RIC, the Fund must, among other things, satisfy income, asset diversification and distribution requirements. As long as it so qualifies, the Fund will not be subject to U.S. federal income tax to the extent that it distributes annually its investment company taxable income (which includes ordinary income and the excess of net short- term capital gain over net long-term capital loss) and its “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss). The Fund intends to distribute at least annually substantially all of such income and gain. If the Fund retains any investment company taxable income or net capital gain, it will be subject to U.S. federal income tax on the retained amount at regular corporate tax rates. In addition, if the Fund fails to qualify as a RIC for any taxable year, it will be subject to U.S. federal income tax on all of its income and gains at regular corporate tax rates.

The Fund recognizes in the financial statements the impact of a tax position, if that position is more-likely- than-not to be sustained on examination by the taxing authorities, based on the technical merits of the position. Tax benefits resulting from such a position are measured as the amount that has a greater than fifty percent likelihood on a cumulative basis to be sustained on examination.

F. Cash and Cash Equivalents

The Fund considers all highly liquid investments purchased with initial maturity equal to or less than three months to be cash equivalents.

G. Cash Flow Information

The Fund makes distributions from investments, which include the amount received as cash distributions from MLPs, common stock dividends and interest payments. These activities are reported in the Statement of Changes in Net Assets, and additional information on cash receipts and payments is presented in the Statement of Cash Flows.

H. Indemnification

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under such indemnification arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

I. Derivative Financial Instruments

The Fund provides disclosure regarding derivatives and hedging activity to allow investors to understand how and why the Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Fund’s results of operations and financial position.

[1]	For the period ended May 31, 2026, the Fund’s distributions are expected to be 100%, or $19,510,814, return of capital.

The Fund occasionally purchases and sells (“writes”) put and call equity options as a source of potential protection against a broad market decline. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Options are settled for cash.

Purchased Options — Premiums paid by the Fund for purchased options are included in the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the fair value of the option and any change in fair value is recorded as unrealized appreciation or depreciation of investments. If the option is allowed to expire, the Fund will lose the entire premium paid and record a realized loss for the premium amount. Premiums paid for purchased options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain/loss or cost basis of the security.

Written Options — Premiums received by the Fund for written options are included in the Statement of Assets and Liabilities. The amount of the liability is adjusted daily to reflect the fair value of the written option and any change in fair value is recorded as unrealized appreciation or depreciation of investments. Premiums received from written options that expire are treated as realized gains. The Fund records a realized gain or loss on written options based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Put options written subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/ loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

There were no transactions in purchased options during the period ended May 31, 2026.

The average monthly fair value of written options during the period ended May 31, 2026 was $150,906.

The effect of derivative instruments on the Statement of Operations for the period ended May 31, 2026:

Liability Derivatives
Risk Exposure Category	Statement of Asset and Liabilities Location	Fair Value
Equity Contracts	Written options, at fair value	$—

Amount of Realized Gain on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under ASC 815	Purchased Options	Written Options	Total
Equity Contracts	$—	$12,262,880	$12,262,880

Amount of Unrealized Appreciation on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under ASC 815	Purchased Options	Written Options	Total
Equity Contracts	$—	$—	$—

J. Recent Accounting Pronouncements

On December 14, 2023, the Financial Accounting Standards Board (FASB) issued ASU 2023-09, which establishes new income tax disclosure requirements and modifies or eliminates certain existing disclosure provisions. The amendments in the ASU are intended to address investor requests for more transparency about income tax information and to improve the effectiveness of income tax disclosures. ASU 2023-09 applies to all entities that are subject to ASC 740, Income Taxes. The guidance is effective for the Fund’s fiscal year beginning December 1, 2025 and is applied on a prospective basis. The adoption of this guidance does not have an impact on the Fund’s financial statements.

On 4 November 2024, the FASB issued ASU 2024-03, which requires a Public Business Entity (“PBE”) to disclose, on an annual and interim basis, disaggregated information about certain income statement expense line items on the face of the income statement. The guidance addresses investors’ requests for more detailed expense information, which they said is critical to understanding an entity’s performance, assessing its prospects for future cash flows, and comparing its performance both over time and with that of other entities. The guidance is effective for the Fund’s fiscal year beginning December 1, 2026 and is applied on a prospective basis. The adoption of this guidance does not have an impact on the Fund’s financial statements.

3. Concentrations of Risk

The Fund will pursue its investment objective by investing, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in a portfolio of equity and debt securities of infrastructure companies, including energy infrastructure companies, industrial infrastructure companies, sustainable infrastructure companies and technology and communication infrastructure companies. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies may also be affected by or subject to difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets; inexperience with and potential losses resulting from a developing de-regulatory environment; costs associated with compliance with and changes in environmental and other regulations; regulation or adverse actions by various government authorities; government regulation of rates charged to customers; service interruption due to environmental, operational or other mishaps; the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; technological innovations that may render existing plants, equipment or products obsolete; and general changes in market sentiment towards infrastructure assets.

4. Agreements and Related Party Transactions

The Fund has entered into an Investment Management Agreement with the Adviser (the “Agreement”). Under the terms of the Agreement, the Fund has agreed to pay the Adviser a fee payable at the end of each calendar month, at an annual rate equal to 1.25% of the average weekly value of the Fund’s Managed Assets during such month for the services and facilities provided by the Adviser of the Fund. “Managed Assets” means the total assets of the Fund, minus all accrued expenses incurred in the normal course of operations other than liabilities or obligations attributable to investment leverage, including, without limitation, investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of shares of preferred stock or other similar preference securities and/or (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objective and policies. The Fund’s Board of Trustees has approved a waiver of the advisory fees to be paid to the Adviser in the amount of 0.25% of the Fund’s Managed Assets. The Adviser earned $2,941,300 and waived $588,260 in advisory fees for the period ended May 31, 2026. The Adviser will not recoup any of the waived expenses from the Fund.

The Fund has engaged U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bancorp Global Fund Services (“Fund Services”) to serve as the Fund’s administrator. The Fund pays the administrator a monthly fee computed at an annual rate of 0.09% of the first $100,000,000 of the Fund’s average daily net assets, 0.07% on the next $200,000,000 of average daily net assets and 0.04% on the balance of the Fund’s average daily net assets, with a minimum annual fee of $70,000.

Fund Services serves as the Fund’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Fund’s custodian. The Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the Fund’s average daily market value, with a minimum annual fee of $4,800.

Fees paid to trustees for their services to the Fund are reflected as Trustees’ fees on the Statement of Operations.

5. Income Taxes

It is the Fund’s intention to continue to qualify as a RIC under Subchapter M of the IRC and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in its financial statements.

The Company follows ASC 740, Income Taxes (“ASC 740”). ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires the Company to evaluate tax positions taken or expected to be taken in the course of preparing its consolidated financial statements to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are reserved and recorded as a tax benefit or expense in the current year. All penalties and interest associated with income taxes are included in income tax expense. Conclusions regarding tax positions are subject to review and may be adjusted at a later date based on factors including, but not limited to, ongoing analyses of tax laws, regulations and interpretations thereof.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differences in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences resulted in the reclassifications of $1,831,371 to additional paid in capital and $1,831,371 from accumulated net gains.

The following information is provided on a tax basis as of November 30, 2025:

Cost of investments	$338,664,387
Gross unrealized appreciation	107,750,514
Gross unrealized depreciation	(28,822,159)
Net unrealized appreciation	78,928,355
Undistributed ordinary income	—
Undistributed long-term gains	—
Other accumulated losses	(24,457,780)
Accumulated net gains	$54,470,575

The Fund utilized $17,714,471 of long-term capital loss carryforward during the fiscal year ended November 30, 2025. As of November 30, 2025, for federal income tax purposes, capital loss carryforward is comprised of long-term capital loss of $21,984,560.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. No income tax returns are currently under examination. All tax years beginning with November 30, 2022 remain subject to examination by the tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

6. Fair Value Measurements

Various inputs that are used in determining the fair value of the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical securities

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

These inputs are summarized in the three broad levels listed below.

		Fair Value Measurements at Reporting Date Using
Description	Fair Value at May 31, 2026	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets
Equity Securities
Common Stock(a)	$581,683,958	$581,683,958	$—	$—
Master Limited Partnerships and Related Companies(a)	45,748,199	45,748,199	—	—
Real Estate Investment Trusts(a)	8,930,000	8,930,000	—	—
Fixed Income(a)	—	—	—	—
Total Equity Securities	636,362,157	636,362,157	—	—
Other
Short-Term Investments — Investment Companies(a)	8,845,916	8,845,916	—	—
Total Assets	$645,208,073	$645,208,073	$—	$—

(a)	All other industry classifications are identified in the Schedule of Investments. The Fund did not hold Level 3 investments at period ended May 31, 2026.

7. Investment Transactions

For the period ended May 31, 2026, the Fund purchased (at cost) and sold securities (proceeds) in the amount of $1,043,039,394 and $906,222,182 (excluding short-term securities), respectively. The Fund sold written options (proceeds) in the amount of $16,714,147.

8. Common Shares

The Fund had unlimited common shares of beneficial interest authorized and 7,332,167 shares outstanding as of May 31, 2026. Transactions in common shares for the fiscal year ended November 30, 2025 and period ended May 31, 2026 were as follows:

Shares at November 30, 2024	3,468,952
Shares issued through reinvestment of distributions	7,102
Shares issued in connection with conducting a rights offering	1,414,904
Shares issued in connection with at-the-market offering	769,548
Shares at November 30, 2025	5,660,506
Shares issued through reinvestment of distributions	1,291
Shares issued in connection with conducting a rights offering	1,539,655
Shares issued in connection with at-the-market offering	130,715
Shares at May 31, 2026	7,332,167

On January 27, 2025, the Fund entered into a Distribution Agreement (the “Distribution Agreement”) with Foreside Fund Services, LLC (the “Distributor”), allowing the Fund to offer and sell up to 200,000 common shares, from time to time, through the Distributor in “at-the-market” transactions as defined in Rule 415 under the Securities Act of 1933. The minimum sale price on any day could not be less than the then-current net asset value per common share plus any applicable commissions. On March 14, 2025, the Fund amended the Distribution Agreement to increase the offering capacity to 1,450,000 common shares, subject to the same pricing conditions. For the fiscal year ended November 30, 2025, the Fund issued 769,548 shares under the Distribution Agreement, generating gross proceeds of $35.4 million. For the period ended May 31, 2026, the Fund issued 130,715 shares under the Distribution Agreement, generating gross proceeds of $6.6 million. In May 2026, the Fund issued 1,539,655 shares in connection with a transferable rights offering, raising gross proceeds of approximately $90 million.

9. Borrowing Facilities

The Fund maintains a margin account arrangement with Scotiabank™. The interest rate charged on margin borrowing is tied to the cost of funds for Scotiabank™, approximating SOFR plus 0.80%. Proceeds from the margin account arrangement are used to execute the Fund’s investment objective.

The average principal balance and interest rate for the period during which the credit facilities were utilized during the period ended May 31, 2026 was $139,901,220 and 4.47%, respectively. On May 31, 2026, the principal balance outstanding was $208,810,000 and accrued interest expense was $699,043.

10. Subsequent Events

Subsequent to May 31, 2026, the Fund declared monthly distributions to common shareholders in the amounts of $0.6000 per share, payable on June 30, 2026 and July 31, 2026, to shareholders of record on June 15, 2026 and July 15, 2026, respectively.

There were no additional subsequent events through the date the financial statements were issued that would require adjustments to or additional disclosure in these financial statements.

NXG NextGen Infrastructure Income Fund Additional Information (Unaudited) May 31, 2026

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; energy industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objective will be attained.

Trustee and Executive Officer Compensation

The Fund does not currently compensate any of its trustees who are interested persons or any of its officers. For the period ended May 31, 2026, the aggregate compensation paid by the Fund to the independent trustees was $118,706. The Fund did not pay any special compensation to any of its trustees or officers. The Fund continuously monitors standard industry practices and this policy is subject to change.

Portfolio Turnover

The portfolio turnover rate for the period ended May 31, 2026 was 194.63%. Portfolio turnover may vary greatly from period to period. The Fund does not consider portfolio turnover rate a limiting factor in the Adviser’s execution of investment decisions, and the Fund may utilize investment and trading strategies that may involve high portfolio turnover. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.

Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30 are available to shareholders without charge, upon request by calling the Fund toll-free at (800) 236-4424 and on the Fund’s website at www.nxgim.com. Information regarding how the Fund voted proxies are also available to stockholders without charge on the SEC’s website at www.sec.gov.

Form N-PORT

The Fund files its complete schedule of portfolio holdings for each month of each fiscal year with the SEC on Form N-PORT. The Fund’s Form N-PORT for the third month of each Fund’s fiscal quarter and statement of additional information are available without charge by visiting the SEC’s website at www.sec.gov. In addition, you may review and copy the Fund’s Form N-PORT at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Certifications

The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Fund Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Distribution and Dividend Reinvestment Plan

Unless the registered owner of common shares elects to receive cash by contacting the Plan Agent, all distributions declared for your common shares of the Fund (including capital gain distributions and return of capital distributions) will be automatically reinvested by U.S. Bancorp Global Fund Services (the “Plan Agent”), agent for shareholders in administering the Fund’s dividend reinvestment plan (the “Plan”), in additional common shares of the Fund. If a registered owner of common shares elects not to participate in the Plan, you will receive all distributions in cash paid by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Agent, as distribution disbursing agent. You may elect not to participate in the Plan and to receive all distributions in cash by sending written instructions or by contacting the Plan Agent, as distribution disbursing agent, at the address set out below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the distribution record date; otherwise such termination or resumption will be effective with respect to any subsequently declared distribution. Some brokers may automatically elect to receive cash on your behalf and may reinvest that cash in additional common shares of the Fund for you.

Whenever the Fund declares a distribution payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly-issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere.

If, on the payment date for any distribution, the market price per common share plus estimated brokerage commissions is greater than the net asset value per common share (such condition being referred to in this Prospectus as “market premium”), the Plan Agent will invest the distribution amount in newly-issued common shares, including fractions, on behalf of the participants. The number of newly-issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution by the net asset value per common share on the payment date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the distribution will be divided by 95% of the market price per common share on the payment date.

If, on the payment date for any distribution, the net asset value per common share is greater than the market value per common share plus estimated brokerage commissions (such condition being referred to in this Prospectus as “market discount”), the Plan Agent will invest the distribution amount in common shares acquired on behalf of the participants in open-market purchases.

In the event of a market discount on the payment date for any distribution, the Plan Agent will have until the last business day before the next date on which the common shares trade on an “ex-distribution” basis or 120 days after the payment date for such distribution, whichever is sooner (the “last purchase date”), to invest the distribution amount in common shares acquired in open-market purchases. The period during which open-market purchases can be made will exist only from the payment date of each distribution through the date before the “ex-distribution” date of the following distribution. The price per common share of shares acquired by the Plan Agent in open-market purchases will be deemed to be the average price at which open-market purchases were made during such period. If, before the Plan Agent has completed its open-market purchases, the market price of a common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the distribution had been paid in newly-issued common shares on the distribution payment date. Because of the foregoing difficulty with respect to open market purchases, if the Plan Agent is unable to invest the full distribution amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the distribution amount in newly-issued common shares at the net asset value per common share at the close of business on the last purchase date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the distribution will be divided by 95% of the market price per common share on the payment date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent or its designee will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. The automatic reinvestment of distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions. Accordingly, any taxable distribution received by a participant that is reinvested in additional common shares will be subject to federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes.

Participants whose shares are registered with the Plan Agent in the name of one bank, broker or nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

In addition, participants who request a sale of shares through the Plan Agent are subject to a $15.00 per transaction sales fee and pay a brokerage commission of $0.12 per share sold.

To the extent that reinvested distributions are invested in newly-issued common shares (which occurs when a market premium exists on the payment date for any distribution) the reinvestment of distributions will increase the Managed Assets of the Fund, and thus the Management Fee paid to the Investment Adviser.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. The Fund will provide written notice to participants at least 60 days in advance of implementing any such amendment.

For more information about the Plan you may contact the Plan Agent in writing at PO Box 708, Milwaukee, Wisconsin 53201-0701, or by calling the Plan Agent.

Privacy Policy

In order to conduct its business, the Fund collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Fund’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Fund’s other stockholders or the Fund’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Fund’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Other Information for Stockholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase its common shares of beneficial interest in the open market. This report is sent to stockholders of NXG NextGen Infrastructure Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

The Fund does not make available copies of its Statement of Additional Information because the Fund’s shares are not continuously offered, which means that the Statement of Additional Information has not been updated after completion of the Fund’s prior offerings and the information contained in such Statement of Additional Information may have become outdated.

The Fund makes available performance and certain other information on its website at www.nxgim.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Fund. This reference to the Fund’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate the Fund’s website in this report.

Annual Shareholder Meeting Results

The annual meeting of shareholders of the Fund was held on July 10, 2026. The matters considered at the meeting, along with the vote tabulations relating to such matters were as follows:

To elect Ms. Andrea N. Mullins and Mr. John H. Alban as Class II Trustees of the Fund to hold office for a two-year term expiring at the Fund’s 2028 annual meeting, or until their respective successors are elected and duly qualified; and

To approve a new investment advisory agreement between the Fund and the Adviser

	For	Against	Abstain
Andrea N. Mullins*	96.98%	—%	3.02%
John H. Alban*	91.56%	—%	8.44%
Investment Advisory Agreement**	52.84%	1.70%	1.77%

*	Based on votes cast. Total votes cast represented 79.83% of total outstanding shares.

**	Based on total outstanding shares (not votes cast), because broker non-votes are not permitted on this proposal.

NXG NextGen Infrastructure Income Fund Board Approval of Investment Management (Unaudited) May 31, 2026

On January 28, 2026, the Board of Trustees (the “Board,” members of which are referred to collectively as the “Trustees”) of the Fund met in person to discuss, among other things, the approval of the Investment Management Agreement (the “Agreement”) between the Adviser and the Fund.

Activities and Composition of the Board

The Board is comprised of four Trustees, three of whom are not “interested persons,” as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund (the “Independent Trustees”). The Trustees are responsible for oversight of the operations of the Fund and perform the various duties imposed by the 1940 Act on the trustees of investment companies. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. Prior to its consideration of the Agreement, the Trustees received and reviewed information provided by the Adviser. The Trustees also received and reviewed information responsive to requests from independent counsel to assist it in its consideration of the Agreement. Before the Trustees voted on the approval of the Agreement, the Independent Trustees met with independent legal counsel during executive session and discussed the Agreement and related information.

Consideration of Nature, Extent and Quality of the Services

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund under the Agreement, including the Adviser’s Form ADV and other background materials supplied by the Adviser.

The Board reviewed and considered the Adviser’s investment advisory personnel, its history, and the amount of assets currently under management by the Adviser. The Board also reviewed the research and decision-making processes used by the Adviser, including the methods adopted to seek to achieve compliance with the investment objectives, strategies, policies, and restrictions of the Fund.

The Board considered the background and experience of the Adviser’s management in connection with the Fund, including reviewing the qualifications, backgrounds and responsibilities of the management team members primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of the Fund’s actual and potential investments.

The Board also reviewed certain of the Adviser’s policies and procedures, including the Adviser’s Code of Ethics.

The Board determined that the nature, extent and quality of services to be rendered by the Adviser under the Agreement were adequate.

Consideration of Advisory Fees and the Cost of the Services

The Board considered the information they received comparing the Fund’s contractual annual advisory fee and overall expenses, to the extent available, with a peer group of competitor closed-end funds determined by FUSE Research Network LLC (“FUSE”). The Board discussed the funds contained in the peer groups and universes and the general methodology used by FUSE in preparing its report. The Board determined that because the Fund’s advisory fee waiver is a direct reduction of the advisory fee payable by the Fund and not sensitive to other fund operating expenses, the Board would use the Fund’s contractual advisory fee net of its contractual advisory fee waiver for the purposes of evaluating advisory fees and related costs of the services rendered to the Fund.

The Board determined that the Fund’s peer group was small, consisting of only four funds (including the Fund), and that the Fund’s total net expense ratio (based on net assets under management (“AUM”)) of 2.38% and total net expense ratio (based on managed AUM) of 1.71% were each in the most expensive quartile with respect to its peer group, while its contractual advisory fee of 1.25%, as reduced to 1.00% to account for the 0.25% contractual advisory fee waiver, was in the second least expensive quartile for its peer group.

Consideration of Investment Performance

The Board noted that it regularly reviews the performance of the Fund throughout the year. The Board reviewed performance information provided by FUSE for periods ending December 31, 2024, comparing the performance of the Fund against its peer group over several time horizons, and using different performance metrics, including but not limited to the comparative performance of the Fund in terms of net asset value (NAV) and market price.

The Trustees noted that the Fund’s peer group was small, consisting of only four funds (including the Fund) for the one-year and three-year periods ended November 30, 2025, three funds for the five-year period ended November 30, 2025, and two funds for the ten-year period ended November 30, 2025. The Trustees determined that, among the funds in the peer group, the Fund’s performance based on NAV was the highest performing fund over the three-year and five-year periods, ranked third out of four funds for the one-year period, and ranked second out of two funds over the ten-year period. Based on market price, the Trustees determined that the Fund was the highest performing fund over the three-year, five-year, and ten-year periods and ranked third out of four funds for the one-year period.

Consideration of Comparable Accounts

The Board reviewed the other accounts and investment vehicles managed by the Adviser and discussed the similarities and differences between these accounts and the Fund.

The Board determined that, bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to the Adviser’s other clients employing a comparable strategy to the Fund was not indicative of any unreasonableness with respect to the advisory fees proposed to be payable by the Fund.

Consideration of Profitability

The Board received and considered a profitability analysis prepared by the Adviser, using a template developed in consultation with counsel to the Independent Trustees, that set forth the fees payable by the Fund under the Agreement and the expenses incurred by the Adviser in connection with the operation of the Fund. The Board used this analysis to evaluate the fairness of the profits realized and anticipated to be realized by the Adviser with respect to the Fund.

The Board noted that the Fund was profitable to the Adviser, both before and after distribution expenses. The Board determined that, with respect to the Fund, the profit to the Adviser was not unreasonable.

Consideration of Economies of Scale

The Board considered whether economies of scale in the provision of services to the Fund had been or would be passed along to the shareholders under the Agreement. The Board determined there were no material economies of scale accruing to the Adviser in connection with its relationship with the Fund.

Consideration of Other Benefits

The Board reviewed and considered any other incidental benefits derived or to be derived by the Adviser from its relationship with the Fund, including but not limited to soft dollar arrangements. The Board determined there were no material incidental benefits accruing to the Adviser in connection with its relationship with the Fund.

Conclusion

In approving the Agreement and the fees charged under the Agreement, the Board concluded that no single factor reviewed by the Board was identified by the Board to be determinative as the principal factor in whether to approve the Agreement. The summary set out above describes the most important factors, but not all matters, considered by the Board in coming to its decision regarding the Agreement. On the basis of such information as the Board considered necessary to the exercise of its reasonable business judgment and its evaluation of all of the factors described above, and after much discussion, the Board concluded that each factor they considered, in the context of all of the other factors they considered, favored approval of the Agreement. It was noted that it was the judgment of the Board that approval of the Agreement was consistent with the best interests of the Fund and its shareholders.

NXG NextGen Infrastructure Income Fund

TRUSTEES Brian R. Bruce Andrea N. Mullins John Musgrave John H. Alban
EXECUTIVE OFFICERS John Musgrave Chief Executive Officer and President Blake R. Nelson Chief Financial Officer and Treasurer Brad Mead Chief Compliance Officer and Secretary
INVESTMENT ADVISER Cushing® Asset Management, LP d/b/a NXG Investment Management One Energy Square 4925 Greenville Avenue Suite 1310 Dallas, TX 75206
ADMINISTRATOR U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bancorp Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202

CUSTODIAN U.S. Bank, N.A. 1555 N. River Center Drive, Suite 302 Milwaukee, WI 53212
TRANSFER AGENT U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bancorp Global Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202
LEGAL COUNSEL Skadden, Arps, Slate, Meagher & Flom LLP 320 South Canal Street Chicago, IL 60606
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 2323 Victory Avenue, Suite 2000 Dallas, TX 75219

NOT FDIC INSURED | NOT BANK GUARANTEED | MAY LOSE VALUE

(b) Not Applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable to closed-end management investment companies.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to closed-end management investment companies.

Item 9. Proxy Disclosure for Open-End Management Investment Companies.

Not applicable to closed-end management investment companies.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to closed-end management investment companies.

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Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

See Item 1(a).

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 (12/01/25-12/31/25)	0	0	0	0
Month #2 (01/01/26-01/31/26)	0	0	0	0
Month #3 (02/01/26-02/28/26)	0	0	0	0
Month #4 (03/01/26-03/31/26)	0	0	0	0
Month #5 (04/01/26-04/30/26)	0	0	0	0
Month #6 (05/01/26-05/31/26)	0	0	0	0
Total	0	0	0	0

Item 15. Submission of Matters to a Vote of Security Holders.

Not Applicable.

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Item 16. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal period reported on this Form N-CSR.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not Applicable.

(b) Not Applicable.

Item 19. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not Applicable.

(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)). Filed herewith.

(4) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not Applicable.

(5)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	NXG NextGen Infrastructure Income Fund

By (Signature and Title)*	/s/ John Musgrave
John Musgrave, President & Chief Executive Officer

Date	8/6/2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John Musgrave
John Musgrave, President & Chief Executive Officer

Date	8/6/2026

By (Signature and Title)*	/s/ Blake R. Nelson
Blake R. Nelson, Chief Financial Officer & Treasurer

Date	8/6/2026

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